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                                                                    EXHIBIT 99.3

                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
          4.875% FIRST COLLATERAL TRUST BONDS, SERIES NO. 11 DUE 2013
                                       OF
                       PUBLIC SERVICE COMPANY OF COLORADO

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) 4.875% First Collateral Trust Bonds, Series No. 11 due 2013 (the "Original First Collateral Trust Bonds") are not immediately available, (ii) Original First Collateral Trust Bonds, the Letter of Transmittal and all other required documents cannot be delivered to U.S. Bank Trust National Association, as Exchange Agent (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on or prior to the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                             THE EXCHANGE AGENT IS:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                      By mail, overnight delivery or hand:
            U.S. Bank Trust National Association, as Exchange Agent
                            Corporate Trust Services
                               180 E. 5th Street
                               St. Paul, MN 55101
                         Attention: Specialized Finance
               Public Service Company of Colorado Exchange Offer

                                 By facsimile:
                              Fax: (651) 244-1537
                         Attention: Specialized Finance
               Public Service Company of Colorado Exchange Offer
                             Confirm by telephone:
                                 (800) 934-6802

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Public Service Company of Colorado, a Colorado corporation (the "Company"), upon the terms and subject to the
conditions set forth in the Prospectus dated          , 200  (as the same may be
amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate amount of Original First Collateral Trust Bonds set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering."

Aggregate Principal Amount Tendered
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Name(s) of Registered holder(s):
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Address(es):
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Area Code and Telephone Number(s):
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Certificate No(s).:
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(if available)

If Original First Collateral Trust Bonds will be tendered by book-entry transfer, provide the following information:


Signature(s):
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DTC Account Number:
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Date:
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              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Original First Collateral Trust Bonds tendered hereby in proper form for transfer together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof), or confirmation of the book-entry transfer of such Original First Collateral Trust Bonds to the Exchange Agent's account at The Depository Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, together with, in either case, any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Original First Collateral Trust Bonds tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:
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Authorized Signature:
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Title:
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Address:
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                                                                      (Zip Code)

Area Code and Telephone Number:
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Date:
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DO NOT SEND CERTIFICATES FOR ORIGINAL FIRST COLLATERAL TRUST BONDS WITH THIS
NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF CERTIFICATES FOR ORIGINAL FIRST COLLATERAL TRUST BONDS MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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